EXHIBIT 10.74
                          $105,525,000

                   Panda Funding Corporation

          11-5/8% Pooled Project Bonds, Series A due 2012

                       PURCHASE AGREEMENT


                                                    July 26, 1996

JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard
10th Floor
Los Angeles, California  90025

Ladies and Gentlemen:

     Panda Funding Corporation, a Delaware corporation ("PFC"), proposes, upon the terms and conditions set forth in this
Purchase Agreement (this "Agreement"), to issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser"), $105,525,000 aggregate principal amount of its 11-5/8%% Pooled Project Bonds,
Series A due 2012 (the "Bonds"). The Bonds will be issued pursuant to the provisions of a Trust Indenture, to be dated as of July 31, 1996 (the "Indenture"), among PFC, Panda Interfunding Corporation, a Delaware corporation, which will be the sole stockholder of PFC on the Closing Date (the "Company" and, together with PFC, the "Issuers"), and Bankers Trust Company, as Trustee (the "Trustee"). The Bonds will be unconditionally and irrevocably guaranteed as to principal, premium, if any, and interest by the Company pursuant to the Company Guaranty (the
"Company   Guaranty"   and,  together   with   the   Bonds,   the
"Securities").   Capitalized terms used but  not  defined  herein
have the meanings assigned to them in the Indenture. Capitalized terms used but not defined herein or in the Indenture have the meanings assigned to them in the Offering Circular (defined below).

     PFC,  the  Company and Panda Energy International,  Inc.,  a
Texas corporation ("Panda International"), wish to confirm as follows their agreement with the Initial Purchaser in connection with the purchase and resale of the Securities.

     1. Preliminary Offering Circular and Offering Circular. The Securities will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Issuers have prepared a preliminary Offering Circular, dated July 5, 1996 (the "Preliminary Offering Circular"), and an Offering Circular, dated July 26, 1996 (the "Offering Circular"), setting forth information regarding the Issuers and the Securities. Any references herein to the Preliminary Offering Circular and the Offering Circular shall be deemed to include all amendments and supplements thereto. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Circular and the Offering Circular in connection with the offering and resale of the Securities by the Initial Purchaser.

     The Issuers understand that the Initial Purchaser proposes to make offers and sales (the "Exempt Resales") of the Securities purchased by the Initial Purchaser hereunder only on the terms and in the manner set forth in the Offering Circular and
Section 2 hereof, as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered,
(a) to persons whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions satisfying the conditions set forth in Rule 144A and (b) to a limited number of other institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) and (7) under Regulation D of the Act ("Accredited Investors"), in private sales exempt from registration under the Act (such persons specified in clauses (a) and (b) being referred to herein as the "Eligible Purchasers").

     It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, each of the Bonds (and each security issued in exchange therefor or in substitution thereof) shall bear a legend substantially the same as the following legend:

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (i) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D OF THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (ii) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS BOND RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO PANDA FUNDING CORPORATION, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO BANKERS TRUST COMPANY, AS TRUSTEE, OR ITS SUCCESSOR TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS BOND (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES TO FOREIGN PURCHASERS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
     (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS BOND, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE TO BANKERS TRUST COMPANY, AS SECURITIES REGISTRAR. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO PANDA FUNDING CORPORATION, PANDA INTERFUNDING CORPORATION AND BANKERS TRUST COMPANY, AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
     REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THIS BOND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

     It is also understood and acknowledged that holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") substantially in the form attached hereto as Exhibit A, to be dated the date hereof among the Issuers and the Initial Purchaser.

     2. Agreements to Sell, Purchase and Resell. (a) The Issuers hereby agree, subject to the terms and conditions set forth herein, to issue and sell to the Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Issuers and Panda International contained herein and subject to the terms and conditions set forth herein, the Initial Purchaser agrees to purchase from the Issuers, at a purchase price of 98% of the principal amount thereof, $105,525,000 principal amount of Bonds (together with the Company Guaranty).

          (b) The Initial Purchaser has advised the Issuers that it proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the Offering
Circular. The Initial Purchaser hereby represents and warrants to, and agrees with, the Issuers that the Initial Purchaser
(i) is an Accredited Investor, (ii) will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act and (iii) will solicit offers for the Securities only from, and will offer, sell or deliver the Securities, as part of their initial offering, only to
(A) persons whom the Initial Purchaser reasonably believes to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions entered into in reliance upon the exemption from the registration requirements of the Act set forth in Rule 144A and (B) to a limited number of other institutional investors who represent to the Initial Purchaser that they are Accredited Investors. The Initial Purchaser has advised the Issuers that it will offer the Securities at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Securities. Such price may be changed by the Initial Purchaser at any time thereafter without notice.

     3. Delivery of the Securities and Payment Therefor. Delivery to the Initial Purchaser of and payment for the Securities (the "Closing") shall be made at the office of Jefferies & Company, Inc., 39 Broadway, New York, New York 10006, at 10:00 a.m., New York City time, on July 31, 1996 (the "Closing Date"). The place of the Closing and the Closing Date may be varied by agreement among the Initial Purchaser and the Issuers.

     The Securities will be delivered to the Initial Purchaser against payment of the purchase price therefor by means of a wire transfer of same day funds in accordance with written instructions from PFC. The Issuers will reimburse the Initial Purchaser for its costs of obtaining such same day funds. The Securities will be evidenced by a single global security in definitive form (the "Global Security") and/or by additional certificated securities, and will be registered, in the case of a Global Security, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchaser shall request prior to 9:30 a.m., New York City time, on the second business day preceding the Closing Date. The Securities to be delivered to the Initial Purchaser shall be made available to the Initial Purchaser in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

     4.   Agreements of the Issuers and Panda International.  The
Issuers and Panda International agree with the Initial Purchaser as follows:

          (a) Until the completion of the distribution of the Securities by the Initial Purchaser to Eligible Purchasers, the Issuers and Panda International will advise the Initial Purchaser promptly, and if requested by the Initial Purchaser, will promptly confirm such advice in writing of any change in the condition (financial or other), business, prospects, properties or results of operations of PFC, the Company and any of the Projects described in the Offering Circular, or of the happening of any event or the existence of any condition which requires any amendment or supplement to the Offering Circular so that the Offering Circular (x) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) will comply with applicable law.

          (b) The Issuers will furnish to the Initial Purchaser, without charge, as of the date of the Offering Circular, such number of copies of the Offering Circular as may then be amended or supplemented as the Initial Purchaser may request.

          (c) The Issuers will not make any amendment or supple ment to the Preliminary Offering Circular or to the Offering Circular of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised.

          (d) Prior to the execution and delivery of this Agreement, the Issuers have delivered, and after the date hereof the Issuers will deliver, to the Initial Purchaser, without charge, in such quantities as the Initial Purchaser has requested or may request, copies of the Preliminary Offering Circular. The Issuers consent to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchaser and by dealers, prior to the date of the Offering Circular, of each Preliminary Offering Circular so furnished by the Issuers. The Issuers consent to the use of the Offering Circular in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchaser and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

          (e) If, at any time prior to completion of the distribution of the Securities by the Initial Purchaser to Eligible Purchasers, any event shall occur or otherwise exist that in the judgment of the Issuers or in the opinion of the Initial Purchaser should be set forth in the Offering Circular so that the Offering Circular (x) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) will comply with applicable law, the Issuers will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchaser the number of copies thereof as the Initial Purchaser shall reasonably request.

          (f) The Issuers will cooperate with the Initial Purchaser and with its counsel in connection with the qualification of the Securities for offering and sale by the Initial Purchaser and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall the Issuers be obligated to qualify to do business in any jurisdiction where they are not now so qualified or to take any action which would subject them to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where they are not now so subject.

          (g) For a period of three years beginning on the date of this Agreement, the Issuers will furnish to the Initial Purchaser (i) as soon as available, a copy of each report of the Issuers mailed to stockholders or filed with the Securities and Exchange Commission (the "Commission") and (ii) from time to time such other information concerning the Issuers as the Initial Purchaser may reasonably request.

          (h) The Issuers and Panda International will apply the net proceeds from the sale of the Securities in accordance with the description set forth under "Use of Proceeds" in the Offering Circular.
          (i) Without the prior consent of the Initial Purchaser, prior to the expiration of 180 days after the date of the Offering Circular, neither of the Issuers will offer, sell, contract to sell or otherwise dispose of any fixed income obligation having a maturity of more than one year, other than fixed income obligations issued under the Indenture.

          (j) Neither of the Issuers or Panda International have taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the Act, neither of the Issuers or Panda International will distribute any offering material in connection with the offering and sale of the Securities or Exempt Resales other than the Offering Circular. Neither of the Issuers or Panda International will solicit any offers to buy or offers to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Act).

          (k) From and after the Closing Date, so long as any of the Securities are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Issuers will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Securities.

          (l) The Issuers have complied, and will continue to comply in connection with the Exempt Resales, with all provisions of Florida Statutes Section 517.075 relating to the Issuers doing business with Cuba.

          (m) The Issuers agree to not sell, offer for sale or solicit offers to buy or otherwise negotiate with respect to any security (as defined in the Act) that could be integrated with the sale of the Securities in a manner that could require the registration under the Act of the sale of the Securities by the Issuers to the Initial Purchaser or by the Initial Purchaser to the Eligible Purchasers.

          (n) The Issuers agree to comply with all of the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Securities by DTC for "book entry" transfer.

          (o) The Issuers agree that, prior to any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and they will cause to be entered into any necessary supplemental indentures in connection therewith.

     5.   Representations and Warranties of the Issuers and Panda
International. The Issuers and Panda International, jointly and severally, represent and warrant to the Initial Purchaser that:

          (a) The Preliminary Offering Circular and Offering Circular with respect to the Securities have been prepared by the Issuers for use by the Initial Purchaser in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Circular or the Offering Circular, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Issuers and Panda International, is contemplated.

          (b) The Preliminary Offering Circular and the Offering Circular as of their respective dates and the Offering Circular as of the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Circular and Offering Circular made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Issuers in writing by or on behalf of the Initial Purchaser expressly for use therein, and PFC, the Company and Panda International agree that the only such information provided in writing by or on behalf of the Initial Purchaser, expressly for use in the Preliminary Offering Circular or Offering Circular, is that information contained in the section entitled "Plan of Distribution."

          (c) The Indenture has been duly and validly authorized by each of the Issuers and, upon its execution and delivery by the Issuers and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and subject to the applicability of general principles of equity; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales; and the Indenture conforms in all material respects to the description thereof in the Offering Circular.

          (d) The Bonds and the Company Guaranty have been duly authorized by PFC and the Company, respectively, and, when executed and delivered by PFC and the Company, respectively, and, in the case of the Bonds, authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchaser against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of PFC and the Company, respectively, entitled to the benefits set forth in the Indenture and enforceable against the Issuers in accordance with their respective terms, and on the Closing Date the issuance and sale of the securities to be exchanged for the Securities (the "Exchange Securities") will have been duly authorized by PFC and the Company and, when issued, authenticated and delivered in accordance with the terms of the Indenture and the Registration Rights Agreement, the Exchange Securities will constitute valid and legally binding obligations of PFC and the Company, and will be entitled to the benefits provided in the Indenture and enforceable in accordance with their terms, except in each case as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; and the Securities conform in all material respects to the description thereof in the Offering Circular.

          (e) PFC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have an adverse effect on the condition (financial or other), business, prospects, properties or results of operations of PFC, the Company, or any subsidiary of the Company that is or would be, singly or in the aggregate, material to PFC, the Company and any such subsidiary, taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect"). PFC does not own or hold any capital stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity. The authorized capital stock of PFC consists of 1,000 shares of Common Stock, par value $0.01 per share, all of which is issued and outstanding. All of PFC's issued and outstanding shares of capital stock are owned by the Company and have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights. All such capital stock is free and clear of any Lien and upon Closing will be free and clear of any Lien except for the restrictions under the Indenture and the Liens created by the Company Stock Pledge Agreement. PFC does not have outstanding any securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such capital stock.

          (f) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. The authorized capital stock of the Company consists of 1,000 shares of Common Stock, par value $0.01 per share, all of which will be issued and outstanding at the Closing. All of the Company's issued and outstanding shares of capital stock are owned by PEC and have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights. All such capital stock is free and clear of any Lien and upon Closing will be free and clear of any Lien except for the restrictions under the
Indenture and the Liens created by the PEC Stock Pledge Agreement. The Company does not have outstanding any securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such capital stock.

          (g) PEC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. All of PEC's issued and outstanding shares of capital stock are owned by Panda International and have been duly authorized and validly issued.

          (h) Panda International is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted or as proposed to be conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect.

          (i) Panda-Brandywine, L.P. ("PBLP") is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with full partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. All the partnership interests in PBLP have been duly and validly authorized and issued and Panda-Brandywine Corporation, a Delaware corporation ("PBC"), owns the sole general partner interest in the Partnership and Panda Energy Corporation, a Delaware corporation ("PECD"), owns the sole limited partner interest in PBLP, free and clear of any Lien on such general or limited partner interests except for restrictions under the partnership agreement of PBLP and Liens under the Brandywine Financing Documents. PBLP does not have outstanding any certificates or securities that evidence interests in PBLP, or any securities convertible into or exchangeable for any of its partnership interests or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such partnership interests except for those rights established by the partnership agreement of PBLP and the Liens under the Brandywine Financing Documents. PBLP does not own or hold any capital stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity.

          (j) PBC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties as presently conducted or as proposed to be conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. PBC is the sole general partner of PBLP. PBC does not conduct any business or participate in any activities other than those necessary to perform its duties and obligations as the sole general partner of PBLP. The authorized capital stock of PBC consists of 1,000 shares of Common Stock, par value $0.01 per share, all of which are issued and outstanding and owned by PEC. Upon Closing, all of such shares will be owned by Panda Interholding Corporation, a Delaware corporation ("Interholding"). All of the outstanding shares of capital stock of PBC have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights. Such capital stock is free and clear of any Lien except for the Liens under the Brandywine Financing Documents. PBC does not have outstanding any securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or (except for the Liens under the Brandywine Financing Documents) any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such capital stock. Except for the general partner interest in the Panda-Brandywine Partnership, PBC does not own or hold any capital stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity.

          (k) PECD is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties as presently conducted or as proposed to be conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. PECD is the sole limited partner of PBLP. PECD does not conduct any business or participate in any activities other than those necessary to perform its duties and obligations as a limited partner of PBLP. The authorized capital stock of PECD consists of 1,000 shares of Common Stock, par value $0.01 per share, all of which are issued and outstanding and owned by PEC. Upon Closing, all of such issued and outstanding shares will be owned by Interholding. All of the outstanding shares of capital stock of PECD have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights. Such capital stock will be free and clear of any Lien except for the Liens under the Brandywine Financing Documents. PECD does not have outstanding any securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or (except for the Liens under the Brandywine Financing Documents) any calls, commitments or claims of any character relating to, any such capital stock. Except for its limited partner interest in PBLP, PECD does not own or hold any capital stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity.

          (l) Brandywine Water Company ("BWC") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect. The authorized capital stock of the Company consists of 1,000 shares of Common Stock, par value $0.01 per share, all of which are issued and outstanding and owned by PEC. Upon Closing, all of such issued and outstanding shares will be owned by Interholding. All of the outstanding shares of capital stock of BWC have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights. Upon Closing, such capital stock will be free and clear of any Lien except for the Liens under the Brandywine Financing Documents. BWC does not have outstanding any securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to, any such capital stock except under the Brandywine Financing Documents.

          (m) Interholding is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. The authorized capital stock of Interholding consists of 1,000 shares of Common Stock, par value $0.01 per share, all of which will be issued and outstanding and owned by the Company upon Closing. Upon Closing all of Interholding's outstanding shares of capital stock will have been duly authorized and validly issued, will be fully paid and non-assessable and will not be subject to any preemptive or similar rights. Upon Closing such capital stock will be free and clear of any Lien except for the restrictions under the Indenture and the Liens created by the Company Stock Pledge Agreement. Interholding does not have outstanding any securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to any such capital stock except, upon Closing, for restrictions under the Indenture and Liens created by the Company Stock Pledge Agreement.

          (n) Panda Cayman Interfunding Company ("PIC (Cayman)") is a Cayman Islands exempted company duly formed and validly existing under the laws of the Cayman Islands, British West Indies with full power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. The authorized share capital of PIC (Cayman) consists of 50,000 shares with a nominal or par value of $1.00 each, 100 shares of which will be issued and outstanding upon Closing. Upon Closing, all of PIC
(Cayman)'s issued and outstanding shares will be owned by the Company and will have been duly authorized and validly issued. Such shares are free and clear of any Lien except, upon Closing, for restrictions under the Indenture and Liens created by the Company Stock Pledge Agreement. PIC (Cayman) does not have outstanding any securities convertible into or exchangeable for any of its share capital or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to any such share capital, except for Liens created by the Company Stock Pledge Agreement upon Closing. Each of Interholding, PIC (Cayman), PBC, PECD, BWC, PBLP, PR Corp., PRC II, the Panda-Rosemary Partnership and Panda-Rosemary Funding Corporation, a Delaware corporation are herein referred to as a "Subsidiary" or collectively as the "Subsidiaries".

          (o) Each of PFC, the Company and the Subsidiaries has all authorizations, approvals, orders, licenses, franchises, certificates and permits (collectively, "Permits") of and from, and has made all filings with, all regulatory or governmental officials, bodies and tribunals necessary to own or lease its respective properties and to conduct its respective businesses described in the Offering Circular, except as otherwise described in the Offering Circular or where failure to have obtained or made the same will not have a Material Adverse Effect, and none of PFC, the Company, any Subsidiary and Panda International has received any notice of proceedings relating to the revocation or modification of any such Permits or filings; each of PFC, the Company and the Subsidiaries has fulfilled and performed all its current material obligations with respect to such Permits and filings and no event has occurred which allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Circular, except where the failure to so do will not have a Material
Adverse Effect; and, except as described in the Offering Circular, such Permits and filings contain no restrictions that are materially burdensome to PFC, the Company and the Subsidiaries taken as a whole; and each of PFC, the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, orders and consents, the violation of which would have a Material Adverse Effect. The property and business of PFC, the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Offering Circular.

          (p) Each of PFC, the Company and the Subsidiaries has good and marketable title to all of its respective properties and assets described in the Offering Circular as owned by it, free of all Liens, except such as are described in the Offering Circular or such as are not burdensome and do not interfere with the use of the property or the conduct of the business of PFC, the Company or such Subsidiary in a manner that is or would be material to the business of PFC, the Company and the Subsidiary taken as a whole. Each of PFC, the Company and the Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Offering Circular as leased by it, with such exceptions as are described in the Offering Circular or such as in the aggregate are not burdensome and do not interfere with the conduct of the business of the Company or such Subsidiary in a manner that is or would be material to the Company and the Subsidiaries taken as a whole.

          (q) All Permits required to be obtained by or on behalf of PFC, the Company or any of the Subsidiaries in connection with (i) the due execution, delivery and performance by the Company or the Subsidiaries of the Project Agreements
(defined below) to which it is a party and (ii) the use, occupancy, operation, or maintenance of the Panda-Brandywine Facility, are set forth on Schedule 5(q) attached hereto. To the best knowledge of the Issuers and Panda International (i) all of the Permits that are required to be obtained in the name of any of the Subsidiaries on or prior to the date hereof are listed on Part A of Schedule 5(q) and have been duly obtained, have been validly issued and are in full force and effect and (ii) none of the Permits listed on Part B of Schedule 5(q) is required to be obtained by any Subsidiary as of the Closing. None of the Issuers and Panda International has any reason to believe that the Permits set forth in Part B of Schedule 5(q) will not be obtained by the Subsidiaries.

          (r)    Each   of  the  representations  and  warranties
contained the Purchase Agreement dated July 26, 1996 by and among the Initial Purchaser, Panda-Rosemary Funding Corporation, Panda-Rosemary, L.P. and Panda International relating to $111,400,000 principal amount of 8-5/8% First Mortgage Bonds Due 2016 is true and correct.

          (s) The Panda-Brandywine Facility is a "qualifying cogeneration facility" under the Federal Power Act ("FPA"), as amended by Section 201 of the Public Utility Regulatory Policies Act of 1978 ("PURPA") and the regulations of the Federal Energy Regulatory Commission ("FERC") promulgated thereunder, and the Panda Brandywine Facility's current intended use, operation and ownership are consistent with such facility's status as a "qualifying cogeneration facility."

          (t) Attached hereto as Schedules 5(t)-1 and 5(t)-2, respectively, are lists of all agreements relating to the Panda-Rosemary Facility (the "Panda-Rosemary Project Agreements") and the Panda-Brandywine Facility (the "Panda-Brandywine Project Agreements", and collectively with the Panda-Rosemary Project Agreements, the "Project Agreements"), other than those that are not material to the ownership or the current or future construction, operation, maintenance or results of operation of either the Panda-Rosemary Facility or the Panda-Brandywine Facility. None of the Project Agreements has been amended, modified or terminated. None of the Company, PFC and any Subsidiary is, or, except as permitted in accordance with Section
6.26 of the Rosemary Indenture and any similar provisions in the Brandywine Financing Documents, will be, as a result of the construction, ownership, operation or maintenance of the Panda-Rosemary Facility or the Panda-Brandywine Facility in accordance with the Project Agreements, subject to regulation (i) under PUHCA as a "public utility company" or an "affiliate" or "subsidiary company" or a "holding company" or a "registered holding company" or a company subject to registration under PUHCA, (ii) under the Federal Power Act, as amended, as a "public utility" or an "electric utility" or a "transmitting utility"
other   than  as  contemplated  by  18  C.F.R.  Section  292.601,
(iii) under any other similar federal law regulating the generation, transmission or sale of electricity under which the Company or any Subsidiary would be deemed to be the generator, transmitter or seller of such electricity (including, but not limited to, treatment as an "electric utility," "electric corporation," "electrical company," "public utility," "public utility holding company" or any similar entity under any existing law or an "affiliate" or "subsidiary company" of a "registered holding company"), (iv) respecting the rates or the financial and organizational regulations of electric utilities under any state law or regulation or (v) the equivalent under the applicable laws of any state relating to public utilities and/or public service corporations or any similar entity, except that Panda-Rosemary Funding Corporation and the Panda-Rosemary Partnership are subject to continuing oversight by the NCUC, and the jurisdiction of the NCUC, particularly with regard to organizational and operational matters, under N.C.G.S. 62-110.1 and 156 and NCUC Rule R1-37(d)(3), under the terms and conditions imposed by the NCUC in the CPCNs issued or transferred to them, and the terms and conditions imposed by the NCUC in its Order Not to Reconsider but to Impose New Conditions issued regarding PR Corp. in NCUC Docket No. SP-73, Sub 1 on October 2, 1989.

          (u) None of the Trustee, the Collateral Agent or any holder of the Securities will, solely by reason of (i) the ownership, operation and maintenance of a Project by a Subsidiary, (ii) the purchase and ownership of the Securities or
(iii) any other transaction contemplated by the Indenture (except foreclosure which results in any such person owning or operating any facility), be deemed by any governmental authority having jurisdiction to be, or to be subject to financial, organizational or rate regulation as, (A) a "public utility" under the North Carolina Public Utilities Act, N.C.G.S. 62-3(23), (B) a "natural gas company" under the Natural Gas Act of 1938, as amended, or
(C) an "electric utility," "electric corporation," "electrical company," "public utility," "public utility holding company," an "affiliate," a "subsidiary company" or any similar entity under any existing law (including, but not limited to, the laws of the States of North Carolina and Maryland).

          (v) The easements, licenses and other rights granted or to be granted to the Subsidiaries pursuant to the terms of the Project Agreements are not subject to any Liens (other than Liens permitted by such Project Agreements) and provide or will provide the Subsidiaries with all rights and property interests required to enable the Subsidiaries to obtain all services, materials or rights (including access) required for the design, construction, start-up, operation and maintenance of the Panda-Rosemary Facility and the Panda-Brandywine Facility, including the Subsidiaries' full and prompt performance of their obligations, and full and timely satisfaction of all conditions precedent to the performance by others of their obligations, under the Project Agreements, other than those services, materials or rights that reasonably can be expected to be obtainable in the ordinary course of business.

          (w) PFC, the Company and the Subsidiaries own, or possess adequate rights to use, all trademarks, service marks and other rights necessary for the conduct of their business as described in the Offering Circular, and none of PFC, the Company, any Subsidiary and Panda International has received any notice of conflict with the asserted rights of others in any such respect that would materially adversely affect the business of PFC, the Company or any Subsidiary, and none of PFC, the Company, any Subsidiary and Panda International know of any basis therefor.

          (x) Price Waterhouse LLP, who have certified the financial statements included in the Offering Circular, are independent accountants with respect to PFC and the Company as required by the Act.

          (y) None of PFC, the Company, any Subsidiary and Panda International is in violation of its respective charter or by-laws or similar organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to PFC, the Company, such Subsidiary or Panda International or of any Permit, judgment or any decree of any court or governmental agency or body having jurisdiction over PFC, the Company, the Subsidiaries or Panda International that is not accurately described in the Offering Circular in all material respects or that would have a Material Adverse Effect, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, bond, debenture, bank loan, credit agreement or other agreement, instrument or evidence of indebtedness to which PFC, the Company, any Subsidiary or Panda International is a party or by which any of them may be bound, or to which any of their respective property or assets is subject, that is not accurately described in the Offering Circular in all material respects or that would have a Material Adverse Effect.

          (z) There are no legal or governmental proceedings pending or, to the knowledge of PFC or the Company, threatened, against PFC, the Company, any Subsidiary or Panda International, or to which any of their respective properties is subject, that are not accurately disclosed in all material respects in the Offering Circular or that, if resolved adversely to PFC, the Company, such Subsidiary or Panda International, could reasonably be expected to have a Material Adverse Effect or to materially affect the issuance of the Securities or the consummation of the transactions contemplated by this Agreement or the Transaction Documents (defined below). There are no agreements, contracts, indentures, leases or other documents or instruments of PFC, the Company, any Subsidiary or Panda International that are required to be described in the Offering Circular in order that the statements made therein are not misleading in any material respect or in order that there are no material omissions therefrom, that are not described in the Offering Circular.

          (aa) None of PFC, the Company, any Subsidiary or Panda International is involved in any labor dispute or, to the knowledge of PFC, the Company or Panda International, is any such dispute threatened, other than a charge of discrimination in violation of Title VII of the Civil Rights Act of 1964, as amended, filed against Panda International by Mrs. Brenda L. Hudgins with the Equal Employment Opportunity Commission, which charge could not reasonably be expected to result in a Material Adverse Effect.

          (bb) Each of PFC, the Company and the Subsidiaries has filed all federal, state and local tax returns that are required to be filed (other than returns with respect to which failure to so file would not have a Material Adverse Effect) or has obtained extensions thereof and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due.

          (cc) None of the issuance, offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement, or any of the Transaction Documents by the Issuers, PEC or Panda International or the consummation by the Issuers,
PEC or Panda International of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with (based on the assumptions set forth in paragraph (nn) below with respect to registration under the Act), any court, regulatory body, administrative agency or other governmental body, agency or official except for such as may have been obtained or may be required in connection with the registration under the Act of the Securities or the Exchange Bonds in accordance with the Registration Rights Agreement, the qualification of the Indenture under the 1939 Act and except for such as may be required in connection with registration under the Act of the Securities or the Exchange Bonds in accordance with the Registration Rights Agreement and compliance with the securities or Blue Sky laws of certain jurisdictions and to perfect security interests as contemplated by the Security Documents, (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Issuers, the Subsidiaries, PEC or Panda International, (iii) after giving effect to the transactions contemplated by this Agreement and the Transaction Documents (other than the Project Agreements) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Issuers, the Subsidiaries, PEC or Panda International is a party or by which any of them or any of their respective properties may be bound, other than conflicts, breaches or defaults that could not reasonably be expected to result in a Material Adverse Effect or to materially affect the issuance of the Securities or the consummation of the transaction contemplated by this Agreement or the Transaction Documents, (iv) based on the assumptions set forth in paragraph
(nn) below with respect to registration under the Act, and except for compliance with the securities laws or Blue Sky laws of certain jurisdictions (as to which no representation or warranty is given), violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Issuers, the Subsidiaries, PEC or Panda International or any of their respective properties, other than violations that could not reasonably be expected to result in a Material Adverse Effect or to materially affect the issuance of the Securities or the consummation of the transaction contemplated by this Agreement or the Transaction Documents, or (v) except as contemplated by the Indenture and the Security Documents, will result in the creation or imposition of any Lien upon any property or assets of the Issuers, the Subsidiaries, PEC or Panda International pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

          (dd) The financial statements, together with the notes thereto, included as part of the Offering Circular, present fairly the financial position, results of operations and changes in partners' equity and cash flows of the Company on the basis stated in the Offering Circular at the respective dates or for the respective periods to which they apply, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The other financial and statistical information and data set forth in the Offering Circular (other than the Projections, as defined in paragraph (qq) below) are accurate in all material respects and, to the extent such information and data is derived from the financial books and records of the Issuers, present fairly in all material respects the information purported to be shown thereby at the respective dates or for the respective periods for which they apply and is prepared on a basis consistent with such financial statements and the books and records of the Issuers.

          (ee) The pro forma financial data included in the Offering Circular include all material adjustments to the historical data required to reflect the issuance of the Securities and the other transactions described in the notes related to such pro forma financial data contained in the Offering Circular and the pro forma adjustments and assumptions used in the preparation of such pro forma data in the Offering Circular are reasonable.

          (ff) The Company's capitalization as of March 31, 1996 was as set forth in the Offering Circular in the section titled
"Capitalization" under the column titled "Actual."

          (gg) Except as disclosed in the Offering Circular, subsequent to the date as of which such information is given in the Offering Circular, neither the Issuers nor any Subsidiary has incurred any liability or obligation, direct or contingent, or entered into any transaction that is in each case material to the Issuers and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term or long-term debt, of the Issuers or any Subsidiary or any event or circumstance that has had, or reasonably could be expected to have, a Material Adverse Effect.

          (hh) This Agreement, the Registration Rights Agreement, the Indenture, the Security Documents, the Additional Projects Contract and the Project Agreements are collectively referred to as the "Transaction Documents". The Issuers, PEC, Panda International and the Subsidiaries are collectively referred to as the "Panda Parties". Each of the Panda Parties has full corporate or partnership power and authority, as the case may be, to execute and enter into, and deliver and perform its obligations under the Transaction Documents to which it is a signatory. The execution and delivery of, and the performance by each of the Panda Parties of its obligations under the Transaction Documents to which it is a signatory have been duly and validly authorized by such party. The Transaction Documents either are, or at the Closing shall have been, duly executed and delivered by each of the Panda Parties that is a signatory thereto, and constitute, or at the Closing will constitute, the valid and legally binding agreement of each of the Panda Parties that is a signatory thereto, enforceable against each of the Panda Parties that is a signatory thereto in accordance with its terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

          (ii) The execution and delivery of each of the Security Documents to which PFC or the Company is a party or will be a party on the Closing Date will be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, as security for payment and performance of the obligations secured thereby, a valid and enforceable security interest in the Collateral covered or purported to be covered thereby upon the delivery of stock certificates representing certain Collateral and upon filing of the appropriate UCC-1 financing statements (the "Financing Statements"), with the first priority purported to be created thereby. The Financing Statements on the Closing Date will be in appropriate form for filing (including the description of the collateral set forth therein) in each office and in each jurisdiction where required to create and perfect the lien and security interest described above.

          (jj) Except as permitted by the Act, none of the Issuers or Panda International have distributed any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Circular and the Offering Circular.

          (kk) Each of the Issuers is not and, upon sale of the Securities to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Issuers of such sale as described in the Offering Circular under the caption "Use of Proceeds," will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (ll) When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Issuers that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

          (mm) Neither the Issuers nor any of their affiliates (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) has directly, or indirectly through any agent or otherwise, (1) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Act or (2) engaged in any form of general solicitation or general advertising (within the meaning of Rule 502(a) of Regulation D under the Act) in connection with the offering of the Securities.

          (nn) Assuming (1) that the representations and warranties of the Initial Purchaser in Section 2 hereof are true and correct in all material respects, (2) the Initial Purchaser complies in all material respects with the covenants set forth in
Section 2 hereof, (3) compliance by the Initial Purchaser in all material respects with the offering and transfer procedures and restrictions described in the Offering Circular, (4) the accuracy in all material respects of the representations and warranties made in accordance with this Agreement and the Offering Circular by Eligible Purchasers to whom the Initial Purchaser initially resells Securities and (5) Eligible Purchasers to whom the Initial Purchaser initially resells Securities receive a copy of the  Offering Circular prior to such sale, the purchase and  sale
of   the   Securities  pursuant  hereto  (including  the  Initial
Purchaser's proposed offering of the Securities on the terms  and in the manner set forth in the Offering Circular and Section 2 hereof) do not require registration under the Act.

          (oo) The execution and delivery of this Agreement and the sale of the Securities to the Initial Purchaser by the Issuers, Panda International or by the Initial Purchaser to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Issuers and Panda International in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Circular under the section entitled "Transfer Restrictions."

          (pp) Each Project Agreement is in full force and effect and constitutes a valid and legally binding obligation of the Subsidiaries that are parties thereto and, to the best knowledge of PFC, the Company and Panda International, of each person other than the Subsidiaries that is party thereto, enforceable against the Subsidiaries and each person other than the Subsidiaries that is a party thereto, in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity. After giving effect to the transactions contemplated by this Agreement and the Transaction Documents (other than the Project Agreements), except as set forth in the Offering Circular, to the best knowledge of the Issuers and Panda International, the Subsidiaries and such other parties are not in default (and no event has occurred which with lapse of time or notice or action by a third party could result in a default) in the performance of or compliance with any term or provision of any Project Agreement and, to the best knowledge of PFC and the Company, no force majeure has occurred and is continuing under any Project Agreement.

          (qq) The Issuers and Panda International have reviewed the financial projections for the Panda-Rosemary Facility contained in the Panda-Rosemary Cogeneration Project Condition Assessment Report for Potential Investors at the Request of Panda Energy Corporation prepared by Burns & McDonnell included in the Offering Circular as Appendix C thereto, the financial projections for the Panda-Brandywine Facility contained in the
Independent Panda-Brandywine Pro Forma Projections prepared for Panda International by ICF included in the Offering Circular as Appendix E and the consolidated projections contained in the Summary of the Consolidated Pro Forma of the Panda-Rosemary and Panda Brandywine Power Projects prepared for Panda International by ICF included in the Offering Circular as Appendix B thereto (collectively, the "Projections") and believe that the Projections are based upon assumptions that, to the extent material for purposes of consideration of the Projections taken as a whole, are accurately disclosed in all material respects in the Offering Circular. The Issuers and Panda International believe the Projections to be reasonable in light of the assumptions made therein. The Issuers and Panda International have reviewed the assumptions contained in (1) the Assessment of Fuel Price, Supply and Delivery Risks for Panda-Rosemary Cogeneration Project prepared by Benjamin Schlesinger and Associates, Inc., included in the Offering Circular as Appendix D thereto, (2) the Independent Engineer's Report Panda-Brandywine Cogeneration Project prepared by Pacific Energy Systems, Inc., included  in  the  Offering Circular as Appendix  G  thereto  and
(3) the Panda-Brandywine, L.P. Generating Facility Fuel Consultant's Report prepared by C. C. Pace Resources, Inc. included in the Offering Circular as Appendix H thereto, and the Issuers and Panda International believe such assumptions to be reasonable. The reports described in this paragraph are collectively referred to as the "Independent Engineers' Reports." Burns & McDonnell, ICF, Benjamin Schlesinger & Associates, Inc., Pacific Energy Systems, Inc. and C. C. Pace Resources, Inc. are collectively referred to as the "Independent Engineers."

          (rr) Except as disclosed in the Offering Circular, PFC, the Company and the Subsidiaries are in compliance with all applicable federal, state and local laws (including common law) and regulations, ordinances, permits, approvals and consent decrees relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively "Safety and Environmental Laws"), except for such noncompliance as could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Offering Circular (as it may be amended or supplemented), compliance with Safety and Environmental Laws currently in effect is not expected to have a material effect upon the capital expenditures, earnings and competitive position of PFC and the Company, there are not any material estimated capital expenditures for environmental control facilities for the current and succeeding fiscal year and, to the best knowledge of the Issuers and Panda International, there are not any past or present actions, activities, circumstances, events or incidents with respect to environmental matters, including releases of any material into the environment, that could reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Offering Circular, there is no claim under any Safety and Environmental Law, including common law, pending or, to the best knowledge of the Issuers and Panda International, threatened against the Issuers, the Company or any Subsidiary ("Claim") that would have a Material Adverse Effect and, to the best of the knowledge of the Issuers and Panda International, under applicable law there are not any past or present actions, activities, circumstances, events or incidents, including releases of any material into the environment, that would be reasonably likely to form the basis of any Claim against the Issuers or any Subsidiary that would have a Material Adverse Effect.

          (ss) None of Panda International, the Company or any of the Subsidiaries has violated any U.S. or foreign federal, state or local laws applicable to its business relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder, which in each case could result in any Material Adverse Effect.

     6. Indemnification and Contribution. (a) PFC, the Company and Panda International agree, jointly and severally, to indemnify, defend and hold harmless the Initial Purchaser and its officers, shareholders, employees and directors and any person who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) which, jointly or severally, such Initial Purchaser or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or Offering Circular, as amended or supplemented, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in the Preliminary Offering Circular or Offering Circular, as amended or supplemented, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to PFC or the Company by or on behalf of the Initial Purchaser, expressly for use in the Preliminary Offering Circular or Offering Circular, and PFC, the Company and Panda International agree that the only such information provided in writing by or on behalf of the Initial Purchaser, expressly for use in the Preliminary Offering Circular or Offering Circular, is that information contained in the section entitled "Plan of Distribution." The foregoing indemnity agreement shall be in addition to any liability which PFC, the Company and Panda International may otherwise have. The indemnification contained in this Section 6(a) with respect to untrue statements made in, or omissions or alleged omissions from, the Preliminary Offering Circular shall not inure to the benefit of the Initial Purchaser or the other persons entitled to indemnification as described above on account of any loss, expense, liability or claim arising from the resale of the Securities by the Initial Purchaser if (1) the Company and PFC shall have complied with their obligations under Sections 4(b), 4(c), 4(d) and 4(e) hereof, (2) a copy of the Offering Circular (as amended or supplemented if any amendments or supplements thereto shall have been furnished to the Initial Purchaser prior to the written confirmation of such resale) shall not have been given or sent to such person by or on behalf of the Initial Purchaser prior to the written confirmation of such resale and
(3) the untrue statement or alleged untrue statement of, or omission or alleged omission of, a material fact contained in the Preliminary Offering Circular, or any amendment or supplement thereto, that is the basis for the loss, expense, liability or claim as to which such claim for indemnification is made was corrected in the Offering Circular (as amended or supplemented and delivered to the Initial Purchaser prior to the written confirmation of such resale).

     If any notice of claim is received by or any action is brought against the Initial Purchaser or its officers, shareholders, employees, directors or persons who control the Initial Purchaser (as described above) in respect of which indemnity may be sought against PFC, the Company and Panda International pursuant to the foregoing paragraph, the Initial Purchaser shall promptly notify PFC, the Company or Panda International in writing of such notice of claim or the institution of such action (provided, that the failure to give such notice shall not relieve either PFC, the Company or Panda International of any liability which they may have pursuant to this Agreement, except to the extent that it shall have been determined by a court of competent jurisdiction by final judgment that such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and PFC, the Company or Panda International shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The Initial Purchaser or such officer, shareholder, employee, director or person who controls the Initial Purchaser (as described above) shall have the right to employ its or their own counsel in any such case (but not to direct the defense), but the fees and expenses of such counsel shall be at the expense of the Initial Purchaser or of such persons unless (i) the employment of such counsel shall have been authorized in writing by PFC, the Company or Panda International in connection with the defense of such action, (ii) PFC, the Company or Panda International shall not have employed counsel reasonably satisfactory to the Initial Purchaser to have charge of the defense of such action or (iii) such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them that are different from or in addition to those available to PFC, the Company and Panda International (and, in the case of clause (i), (ii) or (iii) above, the Company, the Partnership and Panda International shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such fees and expenses shall be borne, jointly and severally, by PFC, the Company and Panda International and paid as incurred, provided that PFC, the Company and Panda International shall only be responsible for the fees and expenses of one counsel for the indemnified parties hereunder). Anything in this paragraph to the contrary notwithstanding, none of PFC, the Company and Panda International shall be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the immediately preceding sentence, if at any time the Initial Purchaser shall have requested PFC, the Company or Panda International to reimburse the Initial Purchaser for fees and expenses of counsel required to be paid by the Company, the Partnership or Panda International, each of PFC, the Company and Panda International shall be liable for any settlement of such claim or action effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by PFC, the Company or Panda International of such request,
(ii) PFC, the Company or Panda International shall not have reimbursed the Initial Purchaser in accordance with such request prior to the date of such settlement and (iii) the Initial Purchaser shall have given PFC, the Company or Panda International at least 30 days' prior notice of its intention to settle.

          (b) The Initial Purchaser agrees to indemnify, defend and hold harmless PFC and the Company, each of their respective directors, officers and employees and any person who controls PFC or the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) which PFC, the Company or any such person may incur under the Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission of a material fact or alleged omission of a material fact which has been made in or omitted from the Preliminary Offering Circular or Offering Circular in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing by or on behalf of the Initial Purchaser to PFC and the Company. PFC, the Company and Panda International agree that the only information provided in writing by or on behalf of the Initial Purchaser to PFC and the Company, expressly for use in the Preliminary Offering Circular or Offering
Circular, is that information contained in the section entitled "Plan of Distribution." The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchaser may otherwise have.

     If any notice of claim is received by or any action is brought against PFC, the Company or any such person in respect of which indemnity may be sought against the Initial Purchaser pursuant to the foregoing paragraph, PFC, the Company, Panda International or such person shall promptly notify the Initial Purchaser in writing of such notice of claim or the institution of such action (provided, that the failure to give such notice shall not relieve the Initial Purchaser of any liability which it may have pursuant to this agreement, except to the extent that it shall have been determined by a court of competent jurisdiction by final judgment that such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the Initial Purchaser shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. PFC, the Company, Panda International or such person shall have the right to employ its or their own counsel in any such case (but not to direct the defense), but the fees and expenses of such counsel shall be at the expense of PFC, the Company or such person unless (i) the employment of such counsel shall have been authorized in writing by the Initial Purchaser in connection with the defense of such action, (ii) the Initial Purchaser shall not have employed counsel reasonably satisfactory to the Issuers or Panda International to have charge of the defense of such action or (iii) such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them which are different from or additional to those available to the Initial Purchaser (and, in the case of clause (i), (ii) or (iii) above, the Initial Purchaser shall not have the right to direct the defense of such action on behalf of such indemnified party or parties) and such fees and expenses shall be borne by the Initial Purchaser and paid as incurred, provided that the Initial Purchaser shall only be responsible for the fees and expenses for one counsel for all persons in respect of which indemnity may be sought against the Initial Purchaser). Anything in this paragraph to the contrary notwithstanding, the Initial Purchaser shall not be liable for any settlement of any such claim or action effected without the written consent of the Initial Purchaser, which consent shall not be unreasonably withheld or delayed. Notwithstanding the immediately preceding sentence, if at any time the Issuers and Panda International shall have requested the Initial Purchaser to reimburse such indemnified party for fees and expenses of counsel required to be paid by the Initial Purchaser, the Initial Purchaser agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Initial Purchaser of such request, (ii) the Initial Purchaser shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
(iii) such indemnified party shall have given the Initial Purchaser at least 30 days' prior notice of its intention to settle.

          (c)   If  the  indemnification  provided  for  in  this
Section 6 is unavailable to an indemnified party under subsection
(a) or (b) of this Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by PFC, the Company and Panda International on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of PFC, the Company and Panda International on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by PFC, the Company and Panda International on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by PFC, the Company and Panda International bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of PFC, the Company and Panda International on the one hand and of the Initial Purchaser on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by PFC, the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          (d) PFC, the Company, Panda International and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in
Section  6(c)  above.   Notwithstanding the  provisions  of  this
Section 6, the Initial Purchaser shall not be required to contribute any amount in excess of the difference between the consideration paid to PFC by such Initial Purchaser for the Securities purchased by it and the consideration received by such Initial Purchaser upon the resale of such Securities by reason of such untrue statement or alleged untrue statement or omission or alleged omission.

          (e) The indemnity and contribution agreements contained in this Section 6 and the covenants, warranties and representations of PFC, the Company and Panda International contained in this Agreement shall remain in full force and effect irrespective of any investigation made by or on behalf of the Initial Purchaser, or any of its officers, employees, directors, shareholders or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of PFC, the Company, Panda International, their respective directors, officers, employees or any person who controls PFC, the Company or Panda International within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. PFC, the Company, Panda International and the Initial Purchaser agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of PFC, the Company or Panda International, against any of their respective officers and directors in connection with the issuance and sale of the Securities, or in connection with the Preliminary Offering Circular or Offering Circular.

     7. Conditions of the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase the Securities on the Closing Date hereunder is subject to the fulfillment or waiver, in the Initial Purchaser's sole discretion, of the following conditions:

          (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Circular or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Issuers and Panda International, be contemplated. No order suspending the sale of the Securities in any jurisdiction designated by the Initial Purchaser shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Issuers and Panda International, shall be contemplated.

          (b) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties or results of operations of PFC, the Company, PEC, Panda International or any of the Subsidiaries, which in the opinion of the Initial Purchaser, singly or in the aggregate, would materially adversely affect the market for the Securities.

          (c) The Initial Purchaser shall not have been advised by the Issuers or Panda International or shall not have concluded and disclosed to PFC or the Company that the Offering Circular contains an untrue statement of a fact which in the opinion of the Initial Purchaser or its counsel is material or omits to state a fact which in the opinion of the Initial Purchaser or its counsel, is material and is required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) PFC and the Company shall have furnished to the Initial Purchaser:

               (i) the opinion of Chadbourne & Parke LLP, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form of Exhibit B-1 hereto;

               (ii) the opinion of Chadbourne & Parke LLP, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form of Exhibit B-2 hereto;

               (iii) the letter of Chadbourne & Parke LLP, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form of Exhibit B-3 hereto;

               (iv)   the  opinion of Simpson Thacher & Bartlett,
     dated   the  Closing  Date  and  addressed  to  the  Initial
     Purchaser, substantially in the form of Exhibit C hereto;

               (v)    the  opinion of Maples & Calder, dated  the
     Closing   Date  and  addressed  to  the  Initial  Purchaser,
     substantially in the form of Exhibit D hereto;

               (vi)   the  opinion of Venable, Baetjer &  Howard,
     LLP,  dated  the Closing Date and addressed to  the  Initial
     Purchaser, substantially in the form of Exhibit E-1 hereto;

               (vii)  the  opinion of Venable, Baetjer &  Howard,
     LLP,  dated  the Closing Date and addressed to  the  Initial
     Purchaser, substantially in the form of Exhibit E-2 hereto;

               (viii)    the opinion of McGuire, Woods, Battle  &
     Boothe, LLP, dated the Closing Date and addressed to the Initial Purchaser, substantially in the form of Exhibit F hereto;

               (ix)   the  opinion of Canterbury, Stuber,  Pratt,
     Elder & Gooch, P.C., dated the Closing Date and addressed to the Initial Purchaser, substantially in the form of Exhibit
     G hereto; and

               (x)    the opinion of Gibbs and Haller, dated  the
     Closing   Date  and  addressed  to  the  Initial  Purchaser,
     substantially in the form of Exhibit H hereto.

          (e) The Initial Purchaser shall have received on the Closing Date an opinion of Vinson & Elkins L.L.P., counsel for the Initial Purchaser, dated the Closing Date, and addressed to the Initial Purchaser, with respect to such matters as the Initial Purchaser may request.

          (f) The Initial Purchaser shall have received letters addressed to the Initial Purchaser, and dated the date hereof and the Closing Date from Price Waterhouse LLP, independent public accountants, substantially in the forms heretofore approved by the Initial Purchaser.

          (g)   (i)  There shall not have been any change in  the
capital  stock  of the Issuers nor any material increase  in  the short-term or long-term debt of the Issuers (other than in the ordinary course of business) from that set forth or contemplated in the Offering Circular (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Offering Circular, except as may otherwise be stated in the Offering Circular, any Material Adverse Change; (iii) PFC, the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to PFC, the Company and the Subsidiaries, taken as a whole, other than those reflected in the Offering Circular (or any amendment or supplement thereto); and
(iv) all the representations and warranties of the Issuers and Panda International contained in this Agreement and the Indenture shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchaser shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief accounting officer of the Issuers and Panda International (or such other officers as are acceptable to the Initial Purchaser), to the effect set forth in this Section 7(g) and in Section 7(h) hereof.

          (h) The Issuers and Panda International shall not have failed at or prior to the Closing Date to have performed or complied in all material respects with any of their respective agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

          (i) The Issuers and Panda International shall have furnished or caused to be furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser shall have reasonably requested.

          (j) The Initial Purchaser shall have received copies of all Permits set forth on Part A of Schedule 5(q), certified by an authorized officer of the Company as being complete and in full force and effect.

          (k) On or prior to the Closing Date, the Financing Statements shall have been delivered for filing, recordation and/or registration in each office and in each jurisdiction where required to create and perfect a valid and enforceable security interest in the Collateral covered or purported to be covered by the Security Documents, with the priority purported to be created thereby. All filing fees required to be paid with respect to the execution, recording or filing of the Financing Statements shall have been paid or provided for.

          (l) No law, regulation, ruling guideline or other governmental action or inaction shall have occurred (or be proposed if such proposal has a reasonable likelihood of being enacted and, if enacted, would have a Material Adverse Effect), the effect of which is to prevent, directly or indirectly, the Trustee, any Secured Party, the Issuers or any other party to any Project Agreement from fulfilling its respective obligations thereunder, or which would subject any Secured Party to any unreimbursed liability by reason of the performance of its obligations under the Indenture (other than taxes levied on the income of such Secured Party).

          (m)   The conditions to closing set forth in Section  7
of that certain Purchase Agreement dated as of the date hereof, by and among the Initial Purchaser, Panda-Rosemary Funding Corporation and Panda-Rosemary, L.P. (relating to the offering and sale by Panda-Rosemary Funding Corporation of its 8-5/8% First Mortgage Bonds Due 2016) shall have been satisfied or waived by the Initial Purchaser.

          (n) The Independent Engineers will have consented to the references to them in the Offering Circular and the use of the Independent Engineer's Reports prepared by the Independent Engineers and contained in Appendices B, C, D, E, G and H to the Offering Circular, and since the dates of the Independent Engineer's Reports, no event affecting the Independent Engineers' Reports or the matters referred to therein shall have occurred
(i) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in the Independent Engineers' Reports or in the Offering Circular
under   the   caption   "Offering  Circular   Summary - Independent
Engineers' and Consultants' Reports" or (ii) which shall not be reflected in the Offering Circular but should be reflected therein in order to make the statements and information contained in the Independent Engineers' Reports, or in the Offering Circular relating to matters referred to in the Independent Engineers' Reports, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser of an authorized officer of each of the Independent Engineers, dated the Closing Date.

          (o) The Initial Purchaser shall have received an opinion, dated the Closing Date from Kelly, Drye & Warren, counsel to the Trustee, the Collateral Agent and the Depositary Agent, in respect of the enforceability of the Transaction Documents to which the Trustee, the Collateral Agent and the Depositary Agent are parties.

          (p) The Initial Purchaser shall have received, in form and substance satisfactory to the Initial Purchaser:

               (i) certified copies of the (A) certificate of incorporation and by-laws, of each of PFC and the Company and (B) resolutions of the board of directors of each of PFC, the Company, PEC and Panda International authorizing the execution, delivery and performance of each Security Document to which such Person is a party and of all documents evidencing other necessary action with respect thereto;

               (ii) certificates signed by an authorized officer of each such Person certifying the name, incumbency and signature of each individual authorized to sign the Security Documents to which such Person is a party and the other documents or certificates to be delivered pursuant hereto and thereto, which may be conclusively relied upon until a revised certificate is similarly so delivered; and

               (iii) good standing certificates, certificates of authority to transact business as a foreign corporation, as applicable, and franchise tax certificates with respect to each such Person.

          (q) The Issuers and Panda International shall have paid in full on the Closing Date the fees and expenses referred to in clause (v) of Section 8 by delivering to counsel for the Initial Purchaser on such date a check payable to such counsel in the requisite amount.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial
Purchaser and counsel for the Initial Purchaser.

     Any  certificate  or document signed by any  officer  of  an
Issuer   pursuant   to  this  Agreement   shall   be   deemed   a
representation  and  warranty  by  the  Issuers  to  the  Initial
Purchaser as to the statements made therein.

     8. Expenses. (a) Whether or not the purchase and sale of the Securities hereunder is consummated or this Agreement is terminated pursuant to Section 9 hereof, the Issuers and Panda International agree, jointly and severally, to pay the following costs and expenses and all other costs and expenses incident to the performance by them of their obligations hereunder: (i) the preparation, printing or reproduction of the Preliminary Offering Circular and the Offering Circular (including financial statements thereto), this Agreement, the Registration Rights Agreement, the Indenture and the other Transaction Documents;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Circular and the Preliminary Offering Circular as may be requested for use in connection with the offering and sale of the Securities;
(iii) the preparation, printing (or reproduction), authentication, issuance and delivery of certificates for the Bonds including any stamp taxes in connection with the original issuance and sale of the Bonds; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the fees, expenses and disbursements of counsel for the Initial Purchaser relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification in the amount of $15,000); (vi) the performance by the Issuers of their obligations under this Agreement, the Registration Rights Agreement and the Transaction Documents.

          (b) If the purchase and sale of the Securities hereunder is not consummated because of any failure, refusal or inability on the part of the Issuers or Panda International to perform all obligations on their part to be performed hereunder other than by reason of a default by the Initial Purchaser in payment for the Securities on the Closing Date, the Issuers shall reimburse the Initial Purchaser promptly upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities and the other transactions contemplated hereby.

          (c) Except as otherwise expressly provided in this Agreement, each party hereto shall bear its own expenses in connection with the transactions contemplated by this Agreement
(including the fees and disbursements of its counsel).

     9. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, without liability on the part of the Initial Purchaser to the Issuers or Panda International, by notice to the Issuers and Panda International, if prior to the Closing Date (a) there shall occur any default or breach by PFC, the Company or Panda International hereunder or the failure to satisfy any of the conditions contained in Sections 4 or 7 hereof or (b) if, since the date of this Agreement and prior to the Closing Date,
(i) there has occurred any material adverse change in the financial markets of the United States or any outbreak of hostilities or other calamity or crisis, the effect of which on the financial securities markets of the United States is such as to make it, in the reasonable good faith judgment of the Initial Purchaser, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (ii) trading generally on the New York Stock Exchange or the American Stock Exchange has been suspended (other than by limitation on hours or number of days of trading), or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by the New York Stock Exchange or the American Stock Exchange or by order of the Commission or any other governmental authority, (iii) a banking moratorium has been declared by any federal or state authorities, (iv) there shall have occurred any downgrading in the rating of the Securities by Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or any public announcement that such organization has under surveillance or review its rating of the Securities or (v) any invalidation of Rule 144A by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the Initial
Purchaser's judgment, would materially impair the Initial Purchaser's ability to purchase, hold or effect resales of the Securities as contemplated hereby or the ability of holders of the Securities to effect resales as currently contemplated by Rule 144A and Regulation S.

     If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 8.

     10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to the Initial Purchaser, c/o Jefferies & Company, Inc., 11100 Santa Monica Boulevard, 10th Floor, Los Angeles, California 90025, attention: Syndication Department, notices to PFC, the Company and Panda International shall be directed to 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244, Attention: General Counsel.

     11. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, PFC, the Company, Panda International and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Initial Purchaser, PFC, the Company, Panda International and their respective successors and legal representatives and the controlling persons and officers, employees, directors and shareholders referred to in Section 6 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchaser, PFC, the Company, Panda International and their respective successors and legal representatives, and said controlling persons, shareholders, employees, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     12. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York time, unless otherwise specified.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to PFC, the Company and Panda International a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchaser, PFC, the Company and Panda International in accordance with its terms.

     Please confirm that the foregoing correctly sets forth the agreement between the Issuers, Panda International and the Initial Purchaser.

                              Very truly yours,

                              Panda Funding Corporation


                              By:
                              Name:  William C. Nordlund
                              Title: Vice President


                              Panda Interfunding Corporation


                              By:
                              Name: William C. Nordlund
                              Title: Vice Presidnet


                              Panda Energy International, Inc.


                              By:
                              Name: William C. Nordlund
                              Title: Vice President


Confirmed as of the date first
above mentioned.

JEFFERIES & COMPANY, INC.

By:  JEFFERIES & COMPANY, INC.


By:
Name:     Christopher W. Allick
Title:    Executive Vice President